UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 19, 2006
Apco Argentina Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	0-8933 (Commission File Number)	98-0199453 (I.R.S. Employer Identification No.)

One Williams Center, Mail Drop 26-4, Tulsa, Oklahoma (Address of principal executive offices)	74104 (Zip Code)
918/573-2164
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     The board of directors of Apco Argentina Inc. has rescheduled the date for the 2006 annual general meeting of shareholders from June 22, 2006 to September 6, 2006. More information about the time and location of the meeting will be provided to shareholders at a later date. Shareholder proposals intended for inclusion in the Company’s proxy statement for its 2006 annual general meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be directed to the Corporate Secretary, Apco Argentina Inc., One Williams Center, Suite 4700, Tulsa, Oklahoma 74172 and must be received by July 1, 2006. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14(a)-4(c) under the Securities Exchange Act of 1934, such proposals must also be received by the Corporate Secretary at the above address by July 1, 2006.
     Pursuant to the requirements of the Securities and Exchange Act of 1934, Apco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APCO ARGENTINA INC.

Date: June 19, 2006	By:	/s/ Thomas Bueno

		Name: Title:	Thomas Bueno President and Chief Operating Officer